Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events

(23) Subsequent events

On September 9, 2026, the Group entered into a share subscription agreement with Expansion Group Ltd. (“Expansion”), pursuant to which Expansion will subscribe for 10,000,000 Class B ordinary shares of the Group, at a price of US$0.002 per Share, which is the par value of the Class B ordinary share, for a total consideration of US$20,000 (the “Issuance”). The Issuance was completed on September 24, 2026. Following the Issuance, Expansion beneficially owned 13 Class A ordinary shares and 10,250,000 Class B ordinary shares of the Group, representing 63.37% of the total issued and outstanding ordinary shares of the Group, and 99.43% of the aggregate voting power of the Group as of September 24, 2026.

On September 24, 2026, the Group entered into a definitive share purchase agreement with certain investors, pursuant to which the investors have agreed to subscribe for, and the Group has agreed to issue and sell to the investors, (i) an aggregate of 45,000,000 Class A ordinary shares, par value US$0.002 per share, of the Group, at a price of $3.0 per share, and (ii) a warrant to purchase up to 90,000,000 additional Class A ordinary shares of the Group. 50% of the warrant will be exercisable at 200% of the Per Share Purchase Price, with the remaining 50% exercisable at 250%. The transaction is expected to generate approximately $135.0 million in gross proceeds from the Share Issuance. Closing of the transaction is expected to occur by the end of October 2026.